June 23, 2016 2 0 1 6 A N N U A L S T R E S S T E S T D I S C L O S U R E Dodd-Frank Act Stress Test Results Supervisory Severely Adverse Scenario

Agenda Page 2 0 1 6 A N N U A L S T R E S S T E S T D I S C L O S U R E 1 2016 Supervisory Severely Adverse Scenario Results 1 Capital Adequacy Assessment Processes and Risk Methodologies 8 2016 Supervisory Severely Adverse Scenario Design and Description 22 DFAST Results – In-scope Bank Entities 24 Forward-looking Statements 29

2 0 1 6 S U P E R V I S O R Y S E V E R E L Y A D V E R S E S C E N A R I O R E S U L T S Overview The 2016 Annual Stress Test Disclosure presents results of the annual stress test conducted by JPMorgan Chase & Co. (“JPMorgan Chase” or the “Firm”) in accordance with the Dodd-Frank Act Stress Test (“DFAST”) requirements. The results reflect certain forecasted financial measures for the nine-quarter period Q1 2016 through Q1 2018 under the Supervisory Severely Adverse scenario prescribed by the Board of Governors of the Federal Reserve System (“Federal Reserve”). The stress test has been executed in accordance with the Comprehensive Capital Analysis and Review (“CCAR”) Summary Instructions and Guidance published by the Federal Reserve on January 28, 2016 (“2016 CCAR Instructions”). The results presented were calculated using forecasting models and methodologies developed and employed by JPMorgan Chase. The processes used for JPMorgan Chase were also used for the results presented for the depository institutions, JPMorgan Chase Bank, N.A. and Chase Bank USA, N.A. The Federal Reserve conducts stress testing of financial institutions, including JPMorgan Chase, based on forecasting models and methodologies the Federal Reserve employs. Because of the different models and methodologies employed by the Firm and the Federal Reserve, results published by the Federal Reserve may vary from those disclosed herein; JPMorgan Chase may not be able to explain the differences between the results published in this report and the results published by the Federal Reserve. The results presented reflect specific assumptions regarding planned capital actions as prescribed by the DFAST rule starting with the second quarter of the projection period (“DFAST capital actions”)1:  Common stock dividend payments are assumed to continue at the same dollar amount as the average of the prior-four quarters (Q2 2015 – Q1 2016) plus common stock dividends attributable to issuances related to employee compensation  Scheduled dividend, interest or principal payments for other capital instruments are assumed to be paid  Repurchases of common stock and redemptions of other capital instruments are assumed to be zero  Issuance of new common stock, preferred stock, or other capital instruments are assumed to be zero, other than common stock issuance related to employee compensation The results disclosed herein represent hypothetical estimates under the Supervisory Severely Adverse scenario prescribed by the Federal Reserve that reflects an economic outcome that is more adverse than expected, and do not represent JPMorgan Chase's forecasts of expected gains, losses, pre provision net revenue, net income before taxes, capital, risk-weighted assets (“RWA”), or capital ratios. 1 The first quarter of the projection period (Q1 2016) reflects actual capital actions (e.g., common stock dividends and repurchases net of issuances, and issuances and redemptions of other capital instruments) 2

2016 SUPERVISORY SEVERELY ADVERSE SCENARIO RESULTS

DFAST results under the Supervisory Severely Adverse scenario

Capital and RWA projections – JPMorgan Chase & Co.

Firm-calculated projected stressed capital ratios[1] (Q1 2016 – Q1 2018)

	Actual Q4 2015	2016 CCAR / Regulatory Minimums			Stressed capital ratios[2]	
		2016	2017	Q1 2018	Q1 2018	Minimum
Common equity tier 1 capital ratio (%)	12.0%	4.5%	4.5%	4.5%	8.8%	7.7%
Tier 1 risk-based capital ratio (%)	13.7%	6.0%	6.0%	6.0%	10.4%	8.8%
Total risk-based capital ratio (%)	16.0%	8.0%	8.0%	8.0%	12.6%	11.0%
Tier 1 leverage ratio (%)	8.5%	4.0%	4.0%	4.0%	6.7%	6.3%

[1] All regulatory capital ratios are calculated using the definitions of capital, standardized transitional risk-weighted assets, and total assets (for the tier 1 leverage ratio) that are in effect during a particular quarter of the planning horizon. For additional information on Basel III, see Capital Management on pages 149-158 of JPMorgan Chase & Co.'s Annual Report on Form 10-K for the year ended December 31, 2015

[2] Stressed capital ratios are calculated using capital action assumptions prescribed by the Dodd-Frank Act stress test rule in accordance with the Federal Reserve's CCAR 2016 Summary Instructions and Guidance, published January 28, 2016. These projections represent hypothetical estimates that involve an economic outcome that is more adverse than expected. These estimates are not forecasts of JPMorgan Chase's expected gains, losses, pre provision net revenue, net income before taxes, capital, risk-weighted assets ("RWA"), or capital ratios. Calculations do not include the impact of JPMorgan Chase's 2016 CCAR capital actions request

Firm-calculated projected Q1 2018 risk-weighted assets

	Actual Q4 2015	Projected Q1 2018
Risk-weighted assets (billions of dollars)[1]	$1,465	$1,548

[1] Risk-weighted assets are calculated under the Basel III standardized transitional capital risk-based approach

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2016 SUPERVISORY SEVERELY ADVERSE SCENARIO RESULTS

DFAST results under the Supervisory Severely Adverse scenario

Profit & Loss projections – JPMorgan Chase & Co.

Firm-calculated 9-quarter cumulative projected losses, revenues, net income before taxes, and other comprehensive income (Q1 2016 – Q1 2018)

	Billions of dollars	Percent of average assets[1]
Pre-provision net revenue[2]	$61.0	2.5%
Other revenue[3]	0.0	
less		
Provision for loan and lease losses	50.6	
Realized losses/(gains) on securities (AFS/HTM)	0.4	
Trading and counterparty losses[4]	32.9	
Other losses/(gains)[5]	1.5	
equals		
Net income (losses) before taxes	**($24.3)**	**(1.0%)**
Memo items		
Other comprehensive income[6]	*$3.4*	
Other effects on capital	*Actual Q4 2015*	*Q1 2018*
Accumulated other comprehensive income ("AOCI") in capital (billions of dollars)[7]	*$0.1*	*$2.8*

Note: Numbers may not sum due to rounding

[1] Average assets is the nine-quarter average of total assets (from Q1 2016 through Q1 2018)

[2] Pre-provision net revenue ("PPNR") includes losses from operational-risk events, other real estate owned ("OREO") costs, and mortgage repurchase expenses

[3] Other revenue includes one-time income and (expense) items not included in pre-provision net revenue

[4] Trading and counterparty losses include mark-to-market ("MTM") and credit valuation adjustments ("CVA") losses resulting from the assumed instantaneous global market shock, and losses arising from the counterparty default scenario component applied to derivatives, securities lending, and repurchase agreement activities

[5] Other losses/gains includes projected changes in fair value of loans held for sale ("HFS") and loans held for investment measured under the fair value option ("FVO")

[6] Other comprehensive income ("OCI") includes net unrealized losses/gains on (a) available-for-sale ("AFS") securities and on any held-to-maturity ("HTM") securities that have experienced other than temporary impairment ("OTTI"), (b) foreign currency translation adjustments, (c) cash flow hedges, and (d) net losses and prior service costs related to defined benefit pension and other postretirement employee benefit plans

[7] JPMorgan Chase, as an advanced approach bank holding company ("BHC"), is required to transition AOCI related to AFS securities, as well as for pension and other postretirement employee benefit plans, into projected regulatory capital. The transition arrangements for AOCI are 40 percent included in regulatory capital for Q4 2015, and 60, 80, and 100 percent included in projected regulatory capital for 2016, 2017, and 2018, respectively

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DFAST results under the Supervisory Severely Adverse scenario

Loan loss projections – JPMorgan Chase & Co.

2016 SUPERVISORY SEVERELY ADVERSE SCENARIO RESULTS

Firm-calculated 9-quarter cumulative projected loan losses, by type of loan (Q1 2016 – Q1 2018)

	Billions of dollars	Portfolio loss rates (%)[1]
Loan losses	$38.9	4.6%
First-lien mortgages, domestic	4.2	1.8
Junior liens and HELOCs, domestic	5.2	10.9
Commercial and industrial[2]	6.2	4.4
Commercial real estate, domestic	2.5	2.6
Credit cards	17.7	14.6
Other consumer[3]	1.8	2.9
Other loans[4]	1.4	1.0

- For purposes of this disclosure, loan losses and loss rates are calculated to be consistent with the Federal Reserve's methodology[5], which includes impairments in the purchased credit-impaired ("PCI") portfolios as part of loan losses (rather than being included as part of loan loss reserves)

Note: Numbers may not sum due to rounding

[1] Average loan balances used to calculate portfolio loss rates exclude loans held-for-sale and loans held-for-investment under the fair value option ("FVO"), and are calculated over nine quarters

[2] Commercial and industrial loans include small- and medium-enterprise loans and corporate cards

[3] Other consumer loans include student loans and automobile loans

[4] Other loans include loans to financial institutions

[5] As described in the Federal Reserve's Dodd-Frank Act Stress Test 2015: Supervisory Stress Test Methodology and Results published on March 5, 2015

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2016 SUPERVISORY SEVERELY ADVERSE SCENARIO RESULTS

Key drivers of JPMorgan Chase's 2016 DFAST pro forma CET1 ratio

Firm-calculated CET1 ratio calculated under Supervisory Severely Adverse scenario (billions of dollars)


2016 CCAR Regulatory Minimum: 4.5%
12.0%
$175
4.2%
3.5%
2.2%
0.1%
0.2%
0.6%
0.1%
1.2%
8.8%
$136
Launch Point 2016 DFAST (Q4 2015)[1]
Pretax PPNR (incl. op. losses)
Pretax Provisions for Loan and Lease Losses
Pretax Trading and Counterparty Losses
Pretax Other Losses[2]
AOCI
RWA
Other[3]
Net Capital Distributions[4]
End Point 2016 DFAST (Q1 2018)[1]

	Launch Point	Pretax PPNR	Pretax Provisions	Pretax Trading	Pretax Other Losses	AOCI	RWA	Other	Net Capital Distributions	End Point
CET1 impact		**$61**	**($51)**	**($33)**	**($1)**	**$3**		**$0**	**($18)**	
RWA[5]	**$1,465**									**$1,548**

Note: Numbers may not sum due to rounding

[1] Q4 2015 and Q1 2018 reflect end-of-period amounts. Other amounts represent the cumulative nine-quarter impact

[2] Includes projected changes in fair value of loans held for sale ("HFS") and loans held for investment measured under the fair value option ("FVO")

[3] Represents other items, including income taxes, securities losses/gains, and goodwill & intangibles net of related deferred tax liabilities

[4] Net capital distributions in the first quarter of the projection period (Q1 2016) reflect actual capital actions (e.g., actual amount of common stock dividends and repurchases net of issuances); the second through ninth quarters (Q2 2016 – Q1 2018) assume: no common stock repurchases or issuances, other than issuances related to employee compensation; common stock dividends equal to the average of the prior four quarters (Q2 2015 – Q1 2016); and the impact of dividends on common stock issuance related to employee compensation

[5] Risk-weighted assets are calculated under the Basel III standardized transitional capital risk-based approach

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2016 SUPERVISORY SEVERELY ADVERSE SCENARIO RESULTS

Key drivers of JPMorgan Chase's 2016 DFAST pro forma Tier 1 Leverage ratio

Firm-calculated Tier 1 Leverage ratio calculated under Supervisory Severely Adverse scenario (billions of dollars)


2016 CCAR Regulatory Minimum: 4.0%
8.5%
$200
2.6%
2.1%
1.4%
0.1%
0.1%
0.1%
0.8%
6.7%
$161
Launch Point 2016 DFAST (Q4 2015)[1]
Pretax PPNR (incl. op. losses)
Pretax Provisions for Loan and Lease Losses
Pretax Trading and Counterparty Losses
Pretax Other Losses[2]
AOCI
Leverage Assets
Net Capital Distributions[3]
End Point 2016 DFAST (Q1 2018)[1]

	Launch Point 2016 DFAST (Q4 2015)[1]	Pretax PPNR (incl. op. losses)	Pretax Provisions for Loan and Lease Losses	Pretax Trading and Counterparty Losses	Pretax Other Losses[2]	AOCI	Leverage Assets	Net Capital Distributions[3]	End Point 2016 DFAST (Q1 2018)[1]
Tier 1 Leverage impact		**$61**	**($51)**	**($33)**	**($1)**	**$3**		**($18)**	
Leverage Assets	**$2,358**								**$2,400**

[1] Q4 2015 and Q1 2018 reflect end-of-period amounts. Other amounts represent the cumulative nine-quarter impact

[2] Includes projected changes in fair value of loans held for sale ("HFS") and loans held for investment measured under the fair value option ("FVO")

[3] Net capital distributions in the first quarter of the projection period (Q1 2016) reflect actual capital actions (e.g., actual amount of common stock dividends and repurchases net of issuances, and preferred stock issuances and redemptions); the second through ninth quarters (Q2 2016 – Q1 2018) assume: no common stock repurchases or preferred stock redemptions; no issuances of common stock or preferred stock, other than issuances related to expensed employee compensation; common stock dividends equal to the average of the prior four quarters (Q2 2015 – Q1 2016); and the impact of dividends on common stock issuance related to employee compensation

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Agenda Page 2 0 1 6 A N N U A L S T R E S S T E S T D I S C L O S U R E 8 Capital Adequacy Assessment Processes and Risk Methodologies 8 2016 Supervisory Severely Adverse Scenario Results 1 2016 Supervisory Severely Adverse Scenario Design and Description 22 DFAST Results – In-scope Bank Entities 24 Forward-looking Statements 29

CAPITAL ADEQUACY ASSESSMENT PROCESSES AND RISK METHODOLOGIES

Overview of capital adequacy assessment processes

- Both CCAR and DFAST stress tests are components of the Firm's Internal Capital Adequacy Assessment Process ("ICAAP")
- Capital adequacy assessment processes are used to evaluate the Firm's capital adequacy by providing management with a view of the impact of severe and unexpected events on earnings, balance sheet positions, reserves, and capital
  - Assesses a broad range of macroeconomic factors, interest rate sensitivities, market stresses, and idiosyncratic risks and events
- Results are assessed relative to internal capital management policies and regulatory capital requirements, and are used in capital and risk management decisions

Key Features

- Semi-annual process
- Centrally-defined economic scenarios applied uniformly across the Firm
  - CCAR: Three scenarios defined by the Federal Reserve, and at least one stress scenario defined by JPMorgan Chase's economists
  - DFAST Mid-Cycle company-run: Three scenarios defined by JPMorgan Chase's economists
- Granular approach; forecasts and projections developed at the portfolio or line of business ("LOB") level
- Forecasting approaches and results independently assessed by the Central Challenger Team within the Firm's Regulatory Capital Management Office ("RCMO")
- Models independently reviewed and validated by the Firm's Model Risk Governance and Review function
- Results projected over 2+ year time horizon

Key Resources

- Draws on the collective expertise and resources of the Firm (e.g., people, systems, technology and control functions)
- Leverages employees across LOBs and Firmwide functions, many of whom carry out ICAAP and risk management processes as part of their core responsibilities
- Centrally coordinated and supervised by Corporate Capital Stress Testing Group within the Firm's RCMO

Overall results reviewed with the Firm's Capital Governance Committee and Board of Directors

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Capital adequacy assessment governance and control processes

CAPITAL ADEQUACY ASSESSMENT PROCESSES AND RISK METHODOLOGIES

- Capital adequacy, including stress testing, is central to JPMorgan Chase's business strategy and as such is subject to oversight at the most senior levels of the Firm – both the CCAR and DFAST Mid-Cycle stress tests leverage this governance framework

Governance and control processes

Board of Directors	▪ Reviews results of the capital adequacy assessment, which encompasses the effectiveness of the capital adequacy process, the appropriateness of the risk tolerance levels, and the robustness of the control infrastructure ▪ Approves capital management policies ▪ Approves annual capital plan
Capital Governance Committee	▪ Governs the capital adequacy assessment process, including the overall design, assumptions, and risk streams incorporated in the process, and is responsible for ensuring that capital stress test programs are designed to adequately capture the idiosyncratic risks across the Firm's businesses

Regulatory Capital Management Office	▪ Manages and administers the capital adequacy assessment process
	▪ Conducts independent risk-based assessments of the capital adequacy assessment forecasts with the purpose of providing transparency and escalation to the appropriate governing bodies
	▪ Establishes and oversees the control framework for the capital adequacy assessment process, including:
	  ▪ Centrally-provided training and guidance
	  ▪ Weekly senior-level steering committee meetings
	  ▪ Senior-level challenge and approval of material management judgments and assumptions
	  ▪ Applicable Risk and Controls Self Assessments, in coordination with the Firmwide Oversight and Control function

LOB Chief Financial / Risk Officers	▪ Responsible for the results of the capital stress testing process for their respective LOB, including adherence to Firmwide guidelines ▪ Manages execution of LOB quality control and assurance processes in accordance with established control standards ▪ Formally attests to LOB capital stress testing control processes, results, and supporting documentation
Model Review	▪ Evaluates the appropriateness of the models utilized within the Firm's capital stress testing process, including each model's suitability for its stated purpose, product and market, and the quality of the model's performance
Internal Audit	▪ Conducts regular audits to assess the adequacy and effectiveness of the controls supporting the Firm's capital planning and forecasting processes, including governance, qualitative assessments, the detail and quality of reporting, and the process by which deficiencies are identified and remediated

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CAPITAL ADEQUACY ASSESSMENT PROCESSES AND RISK METHODOLOGIES

Capital management objectives and assessment of results

JPMorgan Chase's capital management objectives are to hold capital sufficient to:

- Cover all material risks underlying the Firm's business activities
- Maintain "well-capitalized" status and meet regulatory capital requirements
- Retain flexibility to take advantage of future investment opportunities
- Maintain sufficient capital in order to continue to build and invest in its businesses through the cycle and in stressed environments
- Distribute excess capital to shareholders while balancing the other objectives stated above

Firmwide capital ratios are assessed relative to:

- Applicable regulatory standards
- CCAR guidelines established by the Federal Reserve
- Internal capital management policies

Results inform

Capital management decisions:

- Through the cycle business growth and investment
- Sustainable, upward-trending dividends
- Issuance/redemption plans across capital structure
- Balance sheet management and strategy

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C A P I T A L A D E Q U A C Y A S S E S S M E N T P R O C E S S E S A N D R I S K M E T H O D O L O G I E S Capital  The risk the Firm has an insufficient level and composition of capital to support the Firm’s business activities and associated risks during normal economic environments and stressed conditions Compliance  The risk of failure to comply with applicable laws, rules, and regulations Country  The risk that a sovereign event or action alters the value or terms of contractual obligations of obligors, counterparties and issuers or adversely affects markets related to a particular country Credit  The risk of loss arising from the default of a customer, client or counterparty Legal  The risk of loss or imposition of damages, fines, penalties or other liability arising from failure to comply with a contractual obligation or to comply with laws or regulations to which the Firm is subject Liquidity  The risk that the Firm will be unable to meet its contractual and contingent obligations or that it does not have the appropriate amount, composition and tenor of funding and liquidity to support its assets Market  The risk of loss arising from potential adverse changes in the value of the Firm’s assets and liabilities resulting from changes in market variables such as interest rates, foreign exchange rates, equity prices, commodity prices, implied volatilities or credit spreads Model  The risk of the potential for adverse consequences from decisions based on incorrect or misused model outputs and reports Non-USD FX  The risk that changes in foreign exchange rates affect the value of the Firm’s assets or liabilities or future results Operational  The risk of loss resulting from inadequate or failed processes or systems, human factors, or due to external events that are neither market nor credit-related Principal  The risk of an adverse change in the value of privately-held financial assets and instruments, typically representing an ownership or junior capital position that have unique risks due to their illiquidity or for which there is less observable market or valuation data Reputation1  The risk that an action, transaction, investment or event will reduce trust in the Firm’s integrity or competence by our various constituents, including clients, counterparties, investors, regulators, employees and the broader public Structural Interest Rate  The risk resulting from the Firm’s traditional banking activities (both on- and off-balance sheet positions) arising from the extension of loans and credit facilities, taking deposits and issuing debt (collectively referred to as “non-trading activities”), and also the impact from the Chief Investment Office’s (“CIO”) investment securities portfolio and other related CIO and Treasury activities The below risks are those inherent in JPMorgan Chase's business activities. The results of the Firm's capital stress tests reflect these risks: Source – Enterprise-Wide Risk Management on page 108 of JPMorgan Chase & Co. 2015 Form 10-K Key risks captured in capital adequacy assessment projections 1 Reputation risk is less quantifiable than other risks. Actual losses from historical events that may have caused reputation risk are captured through the Firm’s operational loss forecasting framework; however, the entirety of the reputation risk impact may not be quantifiable 12

CAPITAL ADEQUACY ASSESSMENT PROCESSES AND RISK METHODOLOGIES

Key risks by business activity captured in capital adequacy assessment projections

	Business activities	Key risks	
Consumer & Community Banking	■ Consumer & Business Banking ▪ Consumer Banking ▪ Business Banking ▪ Chase Wealth Management ■ Mortgage Banking ▪ Mortgage Production ▪ Mortgage Servicing ▪ Real Estate Portfolios ■ Card, Commerce Solutions & Auto	■ Credit ■ Liquidity ■ Market	■ Operational, legal, and compliance ■ Principal
Corporate & Investment Bank	■ Banking ▪ Investment Banking ▪ Treasury Services ▪ Lending ■ Markets & Investor Services ▪ Fixed Income / Equity Markets ▪ Securities Services ▪ Credit Adjustments & Other	■ Market ■ Credit ■ Liquidity ■ Principal	■ Operational, legal, and compliance ■ Country
Commercial Banking	■ Middle Market Banking ■ Corporate Client Banking ■ Commercial Term Lending ■ Real Estate Banking	■ Credit ■ Liquidity ■ Market ■ Operational, legal, and compliance	■ Principal ■ Country
Asset Management	■ Global Investment Management ■ Global Wealth Management	■ Market ■ Operational, legal, and compliance ■ Credit	■ Liquidity ■ Principal
Corporate	■ CIO and Treasury ■ Other Corporate (including Private Equity)	■ Liquidity ■ Market ■ Principal ■ Credit	■ Operational, legal, and compliance ■ Structural interest rate and non-USD FX[1] ■ Country

[1] The Firm's structural interest rate and non-USD FX risks arise from activities undertaken by its four major reportable business segments and is centrally managed by CIO and Treasury within Corporate

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CAPITAL ADEQUACY ASSESSMENT PROCESSES AND RISK METHODOLOGIES

Capital and risk components captured in capital adequacy assessment projections

- Quantitative approach applied across all scenarios; management judgment also a critical component of process
  - Approach employs econometric models and historical regressions where appropriate

	Key risks captured	Capital components
1 Capital (Earnings)	▪ Revenue depletion and expense volatility associated with Firm's business activities and products. Risks include: ▪ Interest rate duration ▪ Equity prices ▪ Mortgage repurchase ▪ FX ▪ Basis ▪ Convexity ▪ Prepayment ▪ Credit-related other than temporary impairment ("OTTI") losses ▪ Changes in credit spreads ▪ Operational, legal, and compliance	**PPNR** ▪ Product-centric models and forecasting frameworks for revenue forecasts based on JPMorgan Chase's historical experience supplemented by industry data and management judgment, where appropriate ▪ Granular, LOB-level projections for expense forecasts, governed by Firmwide expense reduction guidelines for severe stress environments ▪ Projections reflect macroeconomic factors, anticipated client behavior, and business activity, etc. **Gains/losses on securities** ▪ Projections of gains/losses on AFS and HTM positions **Losses on HFS/FVO loans** ▪ Projections of changes in valuations of HFS loans and loans accounted for under FVO
2 Credit	▪ Credit risks, which are impacted by: ▪ Probability of obligor or counterparty downgrade or default, or sovereign rating downgrade ▪ Loan transition to different payment statuses (i.e., current, delinquent, default) ▪ Loss severity ▪ Changes in commitment utilization	**Provision for loan and lease losses** ▪ Projections of net charge-offs, reserves, and loan balances, based on composition and characteristics of wholesale and consumer loan portfolios across: ▪ Wholesale – sector, region, and risk rating segments ▪ Consumer – loan level, asset class, and behavioral segments
3 Market	▪ Market risk factors including directional exposure as well as volatility, basis, and issuer default risk ▪ Impact on credit valuation adjustments ▪ Probability of derivatives and securities financing transactions ("SFT") counterparty defaults	**Trading & counterparty losses (market shock)** ▪ Projections of the effect of instantaneous market shocks on trading positions ▪ Losses are reflected in first quarter of projection period
4 RWA	▪ Market risk factors including directional exposure as well as volatility, basis, and structural risk ▪ Credit risk factors affecting balances, including probability of obligor or counterparty downgrade or default, or country risk downgrade	▪ Projections of Basel III standardized transitional RWA
5 AOCI	▪ Market risk factors including interest rates, FX, and credit spreads	▪ AOCI projections account for amortization, callability, and maturity ▪ Reflects application of Basel III standardized transitional provisions
Capital position / actions	▪ Capital projections reflect balance sheet management strategies ▪ Capital actions reflect specific assumptions prescribed by the DFAST rule and do not include the impact of JPMorgan Chase's 2016 CCAR capital actions request	

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CAPITAL ADEQUACY ASSESSMENT PROCESSES AND RISK METHODOLOGIES

1 Risks embedded in earnings – PPNR

Scope	■ Represents total net revenue less noninterest expense; includes operational risk expense; excludes credit costs
Approach	■ Granular forecast across all products by individual PPNR component ■ Loan balances, deposits, net interest income ("NII"), trading revenue, fee revenue, compensation expense, operational losses, and other expense ■ Projections capture variability of spreads, pricing, prepayments, basis movement, etc., observed in the underlying economic scenarios ■ Projections reflect potential exposure due to failed processes or systems, or external events, and resulting from fines, penalties or other liability arising from failure to comply with a contractual obligation or applicable laws or regulations

Types of risks identified and captured	■ Structural interest rate
	  ■ Consumer and wholesale deposit NII and fees
	  ■ Consumer and wholesale loan NII
	  ■ Sales & trading revenue
	  ■ Investment securities NII
	■ Market
	  ■ Sales & trading revenue
	  ■ Investment banking revenue
	  ■ Investment management revenue
	  ■ Investment services revenue
	  ■ Private equity and other principal investments
	■ Mortgage servicing rights ("MSR") valuation
	■ Prepayment
	  ■ Residential and commercial lending
	■ Operational, legal, and compliance
	  ■ Operational losses
	■ Mortgage repurchase

Methodologies	■ Econometric and regression models and forecasting frameworks used, as appropriate, to establish relationships between macroeconomic factors and JPMorgan Chase's historical experience
	■ P&L and balance sheet projections capture:
	  ■ Interest rate, FX, and basis risks through projections of JPMorgan Chase's core nontrading business activities
	  ■ Investment risk from Private Equity and other principal investments
	  ■ Expense management actions driven by the underlying economic factors
	  ■ Mortgage repurchase risk due to material breaches of representations and warranties related to loans sold by JPMorgan Chase
	■ Operational loss projections based on the relationship between macroeconomic variables and JPMorgan Chase's historical loss experience where appropriate, as well as scenario analysis and management judgment to capture potential exposures more aligned to the Firm's current risk profile

Key management judgments	■ Management judgment is applied, including:
	  ■ To define key business assumptions/inputs, including:
	    – Assumptions related to business activities (e.g., market size, market share, and trading flows)
	    – Assumptions surrounding expense levels in a stressed environment
	  ■ As the primary method to produce projections when statistical models cannot be used due to limited or insufficient data, or when components are not sensitive to changes in the economic environment

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1 Risks embedded in earnings – Gains/losses on AFS & HTM securities

Scope	■ Represents OTTI on the investment securities portfolio
Approach	■ Investment securities are assessed for OTTI, and OTTI is recognized when the Firm determines that it does not expect to recover the entire amortized cost of an investment security ■ Separate methodologies developed for individual asset classes ■ Assumes no securities are sold throughout the forecast period
Types of risks identified and captured	■ Potential credit-related OTTI ■ Credit risks, which are impacted by estimates of the probability of default, loss given default, and prepayment assumptions

Methodologies	■ The methodologies used to assess the portfolio include the following:
	  ■ Issuer credit migrations for non-securitized products (e.g.,corporate debt, non-U.S. government debt, and municipal bonds)
	  ■ Cash flow model-based methodology used for securitized products
	    – Cash flows are projected to identify any principal shortfalls

Key management judgments	■ Management judgment is applied to determine key inputs/assumptions used in the projection of OTTI in lieu of statistical models or where there is limited or insufficient data for certain securities, including:
	  ■ Default rates;
	  ■ Recovery rates; and
	  ■ Prepayment rates for certain securitized products

CAPITAL ADEQUACY ASSESSMENT PROCESSES AND RISK METHODOLOGIES

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1 Risks embedded in earnings – Losses on held-for-sale loans and loans accounted for under the fair value option

CAPITAL ADEQUACY ASSESSMENT PROCESSES AND RISK METHODOLOGIES

Scope	■ Represents changes in valuation of HFS loans and commitments pending syndication, as well as loans accounted for under FVO in the Firm's wholesale loan portfolio
Approach	■ Projections are based on the estimated change in value of loans and commitments (i.e., lower of cost or fair value for HFS loans, and fair value for FVO loans)
Types of risks identified and captured	■ Market risk resulting from changes in credit spreads
Methodologies	■ Projections capture the Firm's exposure to changes in the fair value of HFS/FVO loans primarily due to credit spreads based on facility rating
Key management judgments	■ Management judgment is applied, including: ■ To determine which credit spread to apply to each loan based on the facility risk rating ■ To estimate the timing of pending sales over the nine-quarter forecast horizon

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2 Credit risk – Provision for loan and lease losses

Scope	■ Represents losses inherent in the Firm's retained loans portfolios and related commitments

Approach	■ Provision projections based on composition and characteristics of wholesale and consumer loan portfolios across all asset classes and customer segments
	  ■ Considers estimated delinquencies, charge-offs/recoveries, and changes in reserves
	■ Risks assessed on a risk-rated basis for the wholesale portfolio and on a scored basis for the consumer portfolio
	  ■ The consumer loan portfolio excludes certain risk-rated business banking and auto dealer loans; these are included in the wholesale loan portfolio

Types of risks identified and captured	■ Credit risk impacted by:
	  ■ Probability of obligor or counterparty downgrade or default, or sovereign rating downgrades
	  ■ Loan transition to different payment statuses (i.e., current, delinquent, default)
	  ■ Loss severity
	  ■ Changes in utilization of commitments

Methodologies	■ Model-based approach, which captures the inherent, idiosyncratic risks that are unique to the Firm's portfolios
	  ■ Reflects credit migration and changes in delinquency trends, driven by the underlying economic factors (e.g., U.S. gross domestic product ("GDP"), unemployment rate, house price index ("HPI"), etc.), which influence the frequency and severity of potential losses
	  ■ Considers characteristics such as credit rating, geographic distribution, product and industry mix, and collateral type
	■ Leverages loss experience data relevant to the Firm's asset classes and portfolios, rather than relying on banking industry averages
	■ Reflects reserve levels calculated in accordance with accounting principles generally accepted in the U.S. ("U.S. GAAP"), regulatory guidelines, and the Firm's internal accounting policies and procedures

Key management judgments	■ Management judgment is applied, including:
	  ■ To define key business assumptions/inputs, including credit quality of new originations
	  ■ To determine the timing of recognition of loan loss reserves builds/releases

CAPITAL ADEQUACY ASSESSMENT PROCESSES AND RISK METHODOLOGIES

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3 Market risk – Trading & counterparty losses (market shock)

CAPITAL ADEQUACY ASSESSMENT PROCESSES AND RISK METHODOLOGIES

Scope	▪ Represents an instantaneous global market shock applied to trading and counterparty positions as of January 7, 2016[1]
Approach	▪ Instantaneous P&L impact with no re-hedging and no recovery assumed over the forecast period

Types of risks identified and captured	▪ Market risks on trading, private equity, and other assets carried at fair value
	  ▪ Market risk factors including directional exposure as well as volatility and basis risks
	▪ Counterparty credit risk ("CCR")
	  ▪ CVA captures valuation changes which reflect the credit risk of derivative counterparties
	  ▪ Counterparty default assumes an instantaneous and unexpected default of the counterparty which would result in the largest loss across derivatives and Securities Financing Transaction ("SFT") activities after the market shock
	▪ Trading incremental default risk ("IDR") captures additional projected losses from the default of underlying issuers (i.e., obligors) on the Firm's trading and counterparty positions

Methodologies	▪ Results measure the Firm's exposure to changes in the fair value of financial instruments primarily due to movements in:
	  ▪ Interest rates
	  ▪ FX rates
	  ▪ Equity prices
	  ▪ Credit spreads
	  ▪ Commodity prices
	▪ Leverages the existing Firmwide stress framework and methodologies across all LOBs that carry market risk
	▪ Trading IDR calculation leverages existing models used for business-as-usual risk management
	▪ Trade-level results, reflecting the instantaneous impact of the shock, are aggregated for all counterparties to produce the stressed MTM, CVA, and other credit metrics

Key management judgments	▪ No significant management judgment applied

[1] As prescribed in the Federal Reserve's CCAR 2016 Summary Instructions and Guidance published on January 28, 2016, the "as-of" date is applied during the business week of January 4, 2016

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4 RWA

Scope	■ RWA was projected under the Basel III standardized transitional approach

Approach	■ Credit risk RWA
	  ■ Projections leverage forecasted loan and securities balances
	■ Market risk RWA
	  ■ Projections reflect relationships between RWA and key macroeconomic drivers using a combination of models and management judgments

Types of risks identified and captured	■ Credit risk factors that affect the projections of underlying balances (see Gains/losses on AFS & HTM securities, Losses on held-for-sale loans and loans accounted for under the fair value option and Provision for loan and lease losses on pages 16, 17 and 18, respectively) ■ Market risk factors including directional exposure as well as volatility, basis, and structural risks ■ Impact of country risk classification downgrade by the Organisation for Economic Co-operation and Development ("OECD")

Methodologies	■ Credit risk RWA
	  ■ Risk weights as prescribed by regulatory rules are applied to projected balances
	■ Market risk RWA
	  ■ Simulation calculations and forecasting frameworks used, as appropriate, to project relationships between macroeconomic factors and key RWA components, including Value-at-Risk ("VaR"), Stressed VaR, incremental risk charge and comprehensive risk measure

Key management judgments	■ Management judgement used to establish relationships between macroeconomic factors and historical country risk classification trends ■ Management judgment applied in selection of macroeconomic factors used to project behavior of VaR and Stressed VaR results

CAPITAL ADEQUACY ASSESSMENT PROCESSES AND RISK METHODOLOGIES

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5 AOCI

Scope	■ Represents AOCI primarily on the investment securities portfolio
Approach	■ Projections are based on the estimated change in value of the existing book and the forecasted reinvestment portfolio
Types of risks identified and captured	■ Market risk factors including interest rates, FX, and credit spreads
Methodologies	■ The forecasting methodologies used vary depending on the type of security to appropriately stress the underlying risks: ■ Agency mortgage-backed securities ("MBS"), municipal bonds, and U.S. Treasuries are based on a full revaluation approach ■ Other securities and FAS 133 swap hedges leverage a sensitivity-based approach
Key management judgments	■ Management judgment is applied to determine the appropriate parameters for producing spread forecasts for credit sensitive assets

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Agenda Page 2 0 1 6 A N N U A L S T R E S S T E S T D I S C L O S U R E 22 2016 Supervisory Severely Adverse Scenario Design and Description 22 2016 Supervisory Severely Adverse Scenario Results 1 Capital Adequacy Assessment Processes and Risk Methodologies 8 DFAST Results – In-scope Bank Entities 24 Forward-looking Statements 29

2 0 1 6 S U P E R V I S O R Y S E V E R E L Y A D V E R S E S C E N A R I O D E S I G N A N D D E S C R I P T I O N 2016 DFAST Annual Supervisory Severely Adverse scenario – Overview  Supervisory Severely Adverse scenario, as constructed and prescribed by the Federal Reserve, is characterized by a severe global recession, accompanied by a period of heightened corporate financial stress and negative yields for short-term U.S. Treasury securities  Results are forecasted over a nine-quarter planning horizon  Results capture the impact of stressed economic and market conditions on capital and risk-weighted assets, including:  Potential losses (due to credit risk, market risk, legal risk, severe interest rate movements, and operational and other risks) on all on- and off-balance sheet positions  Pre-provision net revenue  Accumulated other comprehensive income Key economic variables from Supervisory Severely Adverse scenario prescribed by the Federal Reserve1  U.S. real GDP – GDP declines 6.2% between the fourth quarter of 2015 and its trough in the first quarter of 2017  U.S. inflation rate – The annualized rate of change in the Consumer Price Index (“CPI”) rises from 0.2% in the fourth quarter of 2015 to 1.9% in the third quarter of 2017  U.S. unemployment rate – Unemployment rate increases by 5 percentage points from its level in the fourth quarter of 2015, peaking at 10% in the third quarter of 2017  HPI – House prices decline by approximately 24% during the forecast period relative to their level in the fourth quarter of 2015  Equity markets – Equity prices decline by approximately 51% between the fourth quarter of 2015 and their trough in the fourth quarter of 2016. Equity market volatility peaks in the first quarter of 2016  Short-term and long-term rates – Short-term Treasury rates turn negative in the second quarter of 2016, trough at negative 0.50% in the third quarter of 2016 and remain at 0.50% through the first quarter of 2018; long-term Treasury rates trough at 0.20% in the first quarter of 2016 and rise gradually thereafter to 1.20% in the first quarter of 2018; the 30-year mortgage rate troughs at 3.20% in the first quarter of 2016, recovers to 4.10% in the fourth quarter of 2016 and remains at that level through the first quarter of 2018  Credit spreads – Spreads on investment-grade corporate bonds jump from approximately 240 basis points in the fourth quarter of 2015 to 580 basis points at their peak in the fourth quarter of 2016  International – The international component features severe recessions in the Euro area, the United Kingdom, and Japan, and a mild recession in developing Asia 1 For full scenario description and complete set of economic variables provided by the Federal Reserve, see Board of Governors of the Federal Reserve System “2016 Supervisory Scenarios for Annual Stress Tests Required under the Dodd-Frank Act Stress Testing Rules and the Capital Plan Rule” (January 28, 2016) 23

Agenda Page 2 0 1 6 A N N U A L S T R E S S T E S T D I S C L O S U R E 24 DFAST Results – In-scope Bank Entities 24 2016 Supervisory Severely Adverse Scenario Results 1 Capital Adequacy Assessment Processes and Risk Methodologies 8 2016 Supervisory Severely Adverse Scenario Design and Description 22 Forward-looking Statements 29

DFAST results under the Supervisory Severely Adverse scenario

Capital projections – JPMorgan Chase Bank, N.A.

DFAST RESULTS – IN-SCOPE BANK ENTITIES

JPMorgan Chase Bank, N.A.-calculated projected stressed capital ratios[1] (Q1 2016 – Q1 2018)

	Actual Q4 2015	Stressed capital ratios[2]	
		Q1 2018	Minimum
Common equity tier 1 capital ratio (%)	13.4%	13.1%	10.6%
Tier 1 risk-based capital ratio (%)	13.4%	13.1%	10.7%
Total risk-based capital ratio (%)	14.5%	14.3%	11.9%
Tier 1 leverage ratio (%)	8.9%	8.7%	7.9%

[1] Stressed capital ratios are calculated using capital action assumptions provided within the Dodd-Frank Act stress test rule. These projections represent hypothetical estimates under the Supervisory Severely Adverse scenario prescribed by the Office of the Comptroller of the Currency ("OCC") that reflects an economic outcome that is more adverse than expected, and does not represent JPMorgan Chase Bank, N.A.'s forecasts of expected losses, revenue, net income before taxes, capital, RWA, or capital ratios. For the 2016 Dodd-Frank Act Stress Test, the Supervisory Severely Adverse scenario was consistent with that prescribed by the Federal Reserve

[2] Stressed capital ratios are calculated in accordance with the OCC's Annual Stress Test rule requirements (12 CFR Part 46). See 77 Fed. Reg. 61238 (October 9, 2012)

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DFAST results under the Supervisory Severely Adverse scenario

Profit & Loss projections – JPMorgan Chase Bank, N.A.

JPMorgan Chase Bank N.A.-calculated 9-quarter cumulative projected losses, revenues, net income before taxes, and other comprehensive income (Q1 2016 – Q1 2018)

	Billions of dollars	Percent of average assets[1]
Pre-provision net revenue[2]	$56.6	2.8%
Other revenue[3]	0.0	
less		
Provision for loan and lease losses	32.9	
Realized losses/(gains) on securities (AFS/HTM)	0.4	
Trading and counterparty losses[4]	22.7	
Other losses/(gains)[5]	1.5	
equals		
Net income (losses) before taxes	**($0.8)**	**(0.0%)**
Memo items		
Other comprehensive income[6]	*$6.8*	
Other effects on capital	*Actual Q4 2015*	*Q1 2018*
Accumulated other comprehensive income ("AOCI") in capital (billions of dollars)[7]	*$0.9*	*$6.7*

Note: Numbers may not sum due to rounding

[1] Average assets is the nine-quarter average of total assets (from Q1 2016 through Q1 2018)

[2] Pre-provision net revenue ("PPNR") includes losses from operational-risk events, other real estate owned ("OREO") costs, and mortgage repurchase expenses

[3] Other revenue includes one-time income and (expense) items not included in pre-provision net revenue

[4] Trading and counterparty losses include mark-to-market ("MTM") and credit valuation adjustments ("CVA") losses resulting from the assumed instantaneous global market shock, and losses arising from the counterparty default scenario component applied to derivatives, securities lending, and repurchase agreement activities

[5] Other losses/gains includes projected changes in fair value of loans held for sale ("HFS") and loans held for investment measured under the fair value option ("FVO")

[6] Other comprehensive income ("OCI") includes net unrealized losses/gains on (a) available-for-sale ("AFS") securities and on any held-to-maturity ("HTM") securities that have experienced other than temporary impairment ("OTTI"), (b) foreign currency translation adjustments, (c) cash flow hedges, and (d) net losses and prior service costs related to defined benefit pension and other postretirement employee benefit plans

[7] JPMorgan Chase Bank N.A., as a wholly-owned subsidiary of an advanced approach BHC, is required to transition AOCI related to AFS securities, as well as for pension and other postretirement employee benefit plans, into projected regulatory capital. The transition arrangements for AOCI are 40 percent included in regulatory capital for Q4 2015, and 60, 80, and 100 percent included in projected regulatory capital for 2016, 2017, and 2018, respectively

DFAST RESULTS – IN-SCOPE BANK ENTITIES

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JPMORGAN CHASE & CO.

DFAST results under the Supervisory Severely Adverse Scenario

Capital projections – Chase Bank USA, N.A.

DFAST RESULTS – IN-SCOPE BANK ENTITIES

Chase Bank USA, N.A.-calculated projected stressed capital ratios[1] (Q1 2016 – Q1 2018)

	Actual Q4 2015	Stressed capital ratios[2]	
		Q1 2018	Minimum
Common equity tier 1 capital ratio (%)	14.6%	13.1%	12.7%
Tier 1 risk-based capital ratio (%)	14.6%	13.1%	12.7%
Total risk-based capital ratio (%)	20.2%	19.1%	18.9%
Tier 1 leverage ratio (%)	11.5%	10.4%	9.8%

[1] Stressed capital ratios are calculated using capital action assumptions provided within the Dodd-Frank Act stress test rule. These projections represent hypothetical estimates under the Supervisory Severely Adverse scenario prescribed by the OCC that reflects an economic outcome that is more adverse than expected, and does not represent Chase Bank USA, N.A.'s forecasts of expected losses, revenue, net income before taxes, capital, RWA, or capital ratios. For the 2016 Dodd-Frank Act Stress Test, the Supervisory Severely Adverse scenario was consistent with that prescribed by the Federal Reserve

[2] Stressed capital ratios are calculated in accordance with the OCC's Annual Stress Test rule requirements (12 CFR Part 46). See 77 Fed. Reg. 61238 (October 9, 2012)

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DFAST results under the Supervisory Severely Adverse Scenario

Profit & Loss projections – Chase Bank USA, N.A.

DFAST RESULTS – IN-SCOPE BANK ENTITIES

Chase Bank USA, N.A.-calculated 9-quarter cumulative projected losses, revenues, net income before taxes, and other comprehensive income (Q1 2016 – Q1 2018)

	Billions of dollars	Percent of average assets[1]
Pre-provision net revenue[2]	$14.8	10.6%
Other revenue[3]	0.0	
less		
Provision for loan and lease losses	17.6	
Realized losses/(gains) on securities (AFS/HTM)	0.0	
Trading and counterparty losses[4]	0.0	
Other losses/(gains)[5]	0.0	
equals		
Net income (losses) before taxes	**($2.8)**	**(2.0%)**
Memo items		
Other comprehensive income	*$0.0*	
Other effects on capital	*Actual Q4 2015*	*Q1 2018*
Accumulated other comprehensive income ("AOCI") in capital (billions of dollars)	*$0.0*	*$0.0*

[1] Average assets is the nine-quarter average of total assets (from Q1 2016 through Q1 2018)

[2] Pre-provision net revenue ("PPNR") includes losses from operational-risk events, other real estate owned ("OREO") costs, and mortgage repurchase expenses

[3] Other revenue includes one-time income and (expense) items not included in pre-provision net revenue

[4] Trading and counterparty losses include mark-to-market ("MTM") and credit valuation adjustments ("CVA") losses resulting from the assumed instantaneous global market shock, and losses arising from the counterparty default scenario component applied to derivatives, securities lending, and repurchase agreement activities

[5] Other losses/gains includes projected changes in fair value of loans held for sale ("HFS") and loans held for investment measured under the fair value option ("FVO")

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Agenda Page 2 0 1 6 A N N U A L S T R E S S T E S T D I S C L O S U R E 29 Forward-looking Statements 29 2016 Supervisory Severely Adverse Scenario Results 1 Capital Adequacy Assessment Processes and Risk Methodologies 8 2016 Supervisory Severely Adverse Scenario Design and Description 22 DFAST Results – In-scope Bank Entities 24

F O R W A R D - L O O K I N G S T A T E M E N T S Forward-looking statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on the current beliefs and expectations of JPMorgan Chase & Co.’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. Factors that could cause JPMorgan Chase & Co.’s actual results to differ materially from those described in the forward- looking statements can be found in JPMorgan Chase & Co.’s Annual Report on Form 10-K for the year ended December 31, 2015, and Quarterly Report on Form 10-Q for the quarter ended March 31, 2016, which have been filed with the Securities and Exchange Commission and are available on JPMorgan Chase & Co.’s website (http://investor.shareholder.com/jpmorganchase/sec.cfm), and on the Securities and Exchange Commission’s website (www.sec.gov). JPMorgan Chase & Co. does not undertake to update the forward-looking statements to reflect the impact of circumstances or events that may arise after the date of the forward-looking statements. 30